                                  Exhibit 13

                        Lincoln National Life Account E

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS


A. STANDARDIZED PERFORMANCE

    The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the inial amount invested to the ending redeemable value for that period, according to the following formula:

                        /n/
      P  *  ( 1 + T ) .       =  ERV

      Where:

       P = a hypothetical initial purchase payment of $1,000

       T = average annual total return for the period in question

       n = number of years

       ERV = redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional portion thereof).


    The formula assumes that : 1) all recurring fees have been charged to Contract Owner accounts; 2) all applicable non-recurring charges are deducted at the end of the period in questions; 3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.

Separate Account E - Standardized 1 Year Returns

             ONE YEAR RETURNS PERIOD ENDING 12/31/1995:
                  Growth     Growth  High Yield   Cash       Gov't
                  Series     Income     Bond
--------------------------------------------------------------------
Fund Value       $1,316.51 $1,313.73 $1,202.75  $1,042.41  $1,139.65
Fee                  $0.90     $0.90     $0.86      $0.79      $0.83
====================================================================
Surr Charge         $60.00    $60.00    $60.00     $60.00     $60.00
Final Value      $1,255.61 $1,252.83 $1,141.89    $981.62  $1,078.82
====================================================================
Annual Return        25.56%    25.28%    14.19%     -1.84%      7.88%
--------------------------------------------------------------------

Calculation of Annual Return

Final Value = 1,000 * (31-Dec-95 Unit Value / 31-Dec-94 Unit Value) - Annual Fee - Surrender Charge

Annual Return = Final Value / 1,000 - 1


Unit Values

                  Growth     Growth  High Yield   Cash       Gov't
     Date         Series     Income     Bond
---------------------------------------------------------------------
     31-Dec-94     1.861048  1.659234  1.819492   1.388448   1.497848
     31-Dec-95     2.450095  2.179784  2.188394   1.447338   1.707018
---------------------------------------------------------------------


Separate Account E - Standardized 5 Year Returns

---------------------------------------------------------------
              FIVE YEAR RETURNS PERIOD ENDING 12/31/1995:
---------------------------------------------------------------
               Growth    Growth   High Yield  Cash      Gov't
               Series    Income      Bond
---------------------------------------------------------------
One Year      $1,316.44 $1,225.59 $1,250.26 $1,042.54 $1,145.16
Fee               $1.27     $1.22     $1.24     $1.12     $1.18
Final Value   $1,315.17 $1,224.37 $1,249.02 $1,041.41 $1,143.98
---------------------------------------------------------------
Two Year      $1,438.98 $1,305.13 $1,387.49 $1,061.66 $1,215.75
Fee               $1.34     $1.23     $1.28     $1.02     $1.14
Final Value   $1,437.64 $1,303.91 $1,386.22 $1,060.64 $1,214.61
---------------------------------------------------------------
Three Year    $1,651.74 $1,446.25 $1,594.07 $1,075.43 $1,333.67
Fee               $1.39     $1.24     $1.34     $0.96     $1.15
Final Value   $1,650.35 $1,445.01 $1,592.73 $1,074.47 $1,332.52
---------------------------------------------------------------
Four Year     $1,637.89 $1,456.72 $1,470.00 $1,102.25 $1,258.81
Fee               $1.43     $1.26     $1.33     $0.95     $1.13
Final Value   $1,636.47 $1,455.46 $1,468.67 $1,101.31 $1,257.68
---------------------------------------------------------------
Five Year     $2,154.43 $1,912.08 $1,766.44 $1,148.02 $1,433.31
Fee               $1.47     $1.31     $1.26     $0.87     $1.04
===============================================================
Surr Charge      $20.00    $20.00    $20.00    $20.00    $20.00
Final Value   $2,132.96 $1,890.78 $1,745.18 $1,127.14 $1,412.27
===============================================================
Annual Return     16.36%    13.59%    11.78%     2.42%     7.15%
---------------------------------------------------------------

Calculation of Annual Return

Final Value Year One = 1,000 * (31-Dec-91 Unit Value / 31-Dec-90 Unit Value) - Annual Fee Year One
Final Value Year Two = 1,000 * (31-Dec-92 Unit Value / 31-Dec-91 Unit Value) - Annual Fee Year Two
Final Value Year Three = 1,000 * (31-Dec-93 Unit Value / 31-Dec-92 Unit Value) - Annual Fee Year Three
Final Value Year Four = 1,000 * (31-Dec-94 Unit Value / 31-Dec-93 Unit Value) - Annual Fee Year Four
Final Value Year Five = 1,000 * (31-Dec-95 Unit Value / 31-Dec-94 Unit Value) - Annual Fee Year Five - Surrender Charge

Annual Return = (Final Value Year Five / 1,000) . (1/5) - 1

Unit Values

---------------------------------------------------------------
                Growth    Growth  High Yield   Cash     Gov't
     Date       Series    Income     Bond
---------------------------------------------------------------
    31-Dec-90  1.133137  1.135838  1.234347  1.255956  1.186530
    31-Dec-91  1.491709  1.392074  1.543252  1.309382  1.358769
    31-Dec-92  1.632137  1.483902  1.714346  1.334831  1.444011
    31-Dec-93  1.875199  1.645896  1.971403  1.353448  1.585561
    31-Dec-94  1.861048  1.659234  1.819492  1.388448  1.497848
    31-Dec-95  2.450095  2.179784  2.188394  1.447338  1.707018
---------------------------------------------------------------


Separate Account E - Standardized 10 Year Returns

         10 YEAR/LIFETIME RETURNS PERIOD ENDING 12/31/1995:
--------------------------------------------------------------------
                  Growth     Growth  High Yield   Cash      Gov't
                  Series     Income     Bond
--------------------------------------------------------------------
Year One         $1,288.38 $1,206.95 $1,178.86 $1,048.99   $1,131.92
Fee                  $1.26     $1.21     $1.20     $1.13       $1.17
Final Value      $1,287.12 $1,205.74 $1,177.66 $1,047.87   $1,130.75
--------------------------------------------------------------------
Year Two         $1,377.39 $1,198.59 $1,220.12 $1,096.47   $1,099.58
Fee                  $1.47     $1.32     $1.32     $1.18       $1.23
Final Value      $1,375.92 $1,197.27 $1,218.80 $1,095.29   $1,098.35
--------------------------------------------------------------------
Year Three       $1,557.43 $1,353.57 $1,380.29 $1,158.10   $1,172.73
Fee                  $1.61     $1.40     $1.43     $1.24       $1.25
Final Value      $1,555.81 $1,352.17 $1,378.86 $1,156.86   $1,171.48
--------------------------------------------------------------------
Year Four        $2,017.09 $1,675.56 $1,504.81 $1,242.99   $1,282.09
Fee                  $1.97     $1.67     $1.59     $1.32       $1.35
Final Value      $2,015.13 $1,673.90 $1,503.23 $1,241.67   $1,280.74
--------------------------------------------------------------------
Year Five        $1,903.19 $1,610.99 $1,541.62 $1,323.21   $1,371.43
Fee                  $2.16     $1.81     $1.67     $1.41       $1.46
Final Value      $1,901.03 $1,609.18 $1,539.95 $1,321.79   $1,369.97
--------------------------------------------------------------------
Year Six         $2,502.60 $1,972.20 $1,925.33 $1,378.02   $1,568.84
Fee                  $2.42     $1.97     $1.91     $1.48       $1.62
Final Value      $2,500.18 $1,970.23 $1,923.43 $1,376.54   $1,567.22
--------------------------------------------------------------------
Year Seven       $2,735.54 $2,100.20 $2,136.67 $1,403.29   $1,665.54
Fee                  $2.54     $1.97     $1.97     $1.35       $1.57
Final Value      $2,733.00 $2,098.23 $2,134.70 $1,401.94   $1,663.97
--------------------------------------------------------------------
Year Eight       $3,140.01 $2,327.28 $2,454.78 $1,421.50   $1,827.08
Fee                  $2.64     $1.99     $2.06     $1.27       $1.57
Final Value      $3,137.37 $2,325.29 $2,452.72 $1,420.23   $1,825.51
--------------------------------------------------------------------
Year Nine        $3,113.69 $2,344.14 $2,263.72 $1,456.95   $1,724.52
Fee                  $2.72     $2.03     $2.05     $1.25       $1.54
Final Value      $3,110.98 $2,342.11 $2,261.67 $1,455.70   $1,722.98
--------------------------------------------------------------------
Year Ten         $4,095.64 $3,076.90 $2,720.22 $1,517.44   $1,963.59
Fee                  $2.80     $2.10     $1.93     $1.15       $1.43
====================================================================
Surr Charge          $0.00     $0.00     $0.00     $0.00       $0.00
Final Value      $4,092.84 $3,074.79 $2,718.29 $1,516.29   $1,962.16
====================================================================
Period                  10        10        10        10          10
Annual Return        15.13%    11.89%    10.52%     4.25%       6.97%
--------------------------------------------------------------------

Separate Account E - Standardized 10 Year Returns

Calculation of Annual Return

Final Value Year One = 1,000 * (31-Dec-86 Unit Value / 31-Dec-85 Unit Value) - Annual Fee Year One
Final Value Year Two = 1,000 * (31-Dec-87 Unit Value / 31-Dec-86 Unit Value) - Annual Fee Year Two
Final Value Year Three = 1,000 * (31-Dec-88 Unit Value / 31-Dec-87 Unit Value) - Annual Fee Year Three
Final Value Year Four = 1,000 * (31-Dec-89 Unit Value / 31-Dec-88 Unit Value) - Annual Fee Year Four
Final Value Year Five = 1,000 * (31-Dec-90 Unit Value / 31-Dec-89 Unit Value) - Annual Fee Year Five
Final Value Year Six = 1,000 * (31-Dec-91 Unit Value / 31-Dec-90 Unit Value) - Annual Fee Year Six
Final Value Year Seven = 1,000 * (31-Dec-92 Unit Value / 31-Dec-91 Unit Value) - Annual Fee Year Seven
Final Value Year Eight = 1,000 * (31-Dec-93 Unit Value / 31-Dec-92 Unit Value) - Annual Fee Year Eight
Final Value Year Nine = 1,000 * (31-Dec-94 Unit Value / 31-Dec-93 Unit Value) - Annual Fee Year Nine
Final Value Year Ten = 1,000 * (31-Dec-95 Unit Value / 31-Dec-94 Unit Value) - Annual Fee Year Ten - Surrender Charge

Annual Return = (Final Value Year Ten / 1,000) . (1/10) - 1

Unit Values

                  Growth     Growth  High Yield   Cash      Gov't
                  Series     Income     Bond
      31-Dec-85   0.59298   0.702141  0.797334  0.945119    0.8614917
      31-Dec-86   0.763981  0.84745   0.939944  0.991424    0.9751435
      31-Dec-87   0.817563  0.842430  0.973831  1.037405    0.948262
      30-Dec-88   0.925411  0.952406  1.102860  1.096903    1.012471
      31-Dec-89   1.199783  1.180190  1.203604  1.178565    1.108071
      31-Dec-90   1.133137  1.135838  1.234347  1.255956    1.186530
      31-Dec-91   1.491709  1.392074  1.543252  1.309382    1.358769
      30-Dec-92   1.632137  1.483902  1.714346  1.334831    1.444011
      31-Dec-93   1.875199  1.645896  1.971403  1.353448    1.585561
      31-Dec-94   1.861048  1.659234  1.819492  1.388448    1.497848
      31-Dec-95   2.450095  2.179784  2.188394  1.447338    1.707018

B. NON-STANDARDIZED QUOTATIONS

    This schedule present the formulas and calculation employed in producing the performance quotations set out in the SAI, under the heading, "NON-STANDARDIZED INVESTMENT RESULTS--SUN-ACCOUNTS OF ACCOUNT H". Amount and Compound Growth Rate calculations are shown for all base periods disclosed.



    The formula for calculating the current Amount of an originally invested $10,000 for a particular base period is:


        CP = ( X / Y ) * $10,000

        where:

              CP = Amount at End of Base Period

               X = Accumulation Unit Value at End of Base Period

               Y = Accumulation Unit Value at Beginning of Base Period


    The formula for calculating the Compound Growth Rate for a particular base period is:

                         /( 1 / N )/
        GR = ( X / Y ) .               -   1

        where:

             GR = Annualized Return

              X = Accumulation Unit Value at End of Base Period

              Y = Accumulation Unit Value at Beginning of Base Period

              N = Number of Years of Fund Performance Being Evaluated

Non-standardized Performance - Separate Account E

Amount

--------------------------------------------------------------------------------------------
                Base Period
           ----------------------      Growth      Growth   High Yield      Cash      Gov't
Years      Start Date    End Date      Series      Income      Bond
--------------------------------------------------------------------------------------------
  1        31-Dec-94    31-Dec-95      13,165      13,137    12,027        10,424     11,396
  2        31-Dec-93    31-Dec-95      13,066      13,244    11,101        10,694     10,766
  3        31-Dec-92    31-Dec-95      15,012      14,690    12,765        10,843     11,821
  4        31-Dec-91    31-Dec-95      16,425      15,659    14,180        11,054     12,563
  5        31-Dec-90    31-Dec-95      21,622      19,191    17,729        11,524     14,387
Life       See Below    31-Dec-95      58,059      52,023    43,944        19,745     21,472
--------------------------------------------------------------------------------------------

Amount = (End Date Unit Value / Start Date Unit Value) * 10,000


Compound Growth Rate

--------------------------------------------------------------------------------------------
           Base Period                 Growth      Growth   High Yield      Cash      Gov't
Years      Start Date    End Date      Series      Income      Bond
--------------------------------------------------------------------------------------------
  1        31-Dec-94    31-Dec-95      31.65%      31.37%    20.27%         4.24%     13.96%
  2        31-Dec-93    31-Dec-95      14.31%      15.08%     5.36%         3.41%      3.76%
  3        31-Dec-92    31-Dec-95      14.50%      13.68%     8.48%         2.73%      5.74%
  4        31-Dec-91    31-Dec-95      13.21%      11.86%     9.12%         2.54%      5.87%
  5        31-Dec-90    31-Dec-95      16.68%      13.93%    12.13%         2.88%      7.55%
Life       See Below    31-Dec-95      15.93%      14.86%    13.24%         5.88%      7.84%
--------------------------------------------------------------------------------------------

One Year Return = (31-Dec-95 Unit Value/31-Dec-94 Unit Value) - 1
Two Year Return = (31-Dec-95 Unit Value/31-Dec-93 Unit Value) . (1/2) - 1
Three Year Return = (31-Dec-95 Unit Value/31-Dec-92 Unit Value) . (1/3) - 1 Four Year Return = (31-Dec-95 Unit Value/31-Dec-91 Unit Value) . (1/4) - 1
Five Year Return = (31-Dec-95 Unit Value/31-Dec-90 Unit Value) . (1/5) - 1
Life Return = (31-Dec-95 Unit Value/Inception Date Unit Value) . (1/period) - 1


Non-standardized Performance - Separate Account E

Unit Values            Growth    Growth     High Yield     Cash       Gov't
                       Series    Income        Bond
-----------------------------------------------------------------------------
      31-Dec-95       2.450095  2.179784    2.188394     1.447338   1.707018
      31-Dec-94       1.861048  1.659234    1.819492     1.388448   1.497848
      31-Dec-93       1.875199  1.645896    1.971403     1.353448   1.585561
      31-Dec-92       1.632137  1.483902    1.714346     1.334831   1.444011
      31-Dec-91       1.491709  1.392074    1.543252     1.309382   1.358769
      31-Dec-90       1.133137  1.135838    1.234347     1.255956   1.186530
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
   Life Returns        Growth    Growth     High Yield     Cash       Gov't
                       Series    Income        Bond
-----------------------------------------------------------------------------
Inception/Start Date  02/08/84  02/08/84    02/08/84     02/08/84   11/19/85
Unit Value            0.422000  0.419000    0.498000     0.733000   0.795000
Period (years)           11.90     11.90       11.90        11.90      10.12
-----------------------------------------------------------------------------